UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

Oshkosh B’Gosh, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13365 Commission file number	39-0519915 (IRS Employer Identification Number)

112 Otter Avenue
Oshkosh, Wisconsin 54901
(Address of principal executive offices)

(920) 231-8800
(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

☐	CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

☐	CFR 240.13e-4(c))

SIGNATURE
EXHIBIT INDEX
Notice of Special Meeting of Stockholders and Accompanying Disclosure Statement

Item 7.01. Regulation FD Disclosure.

On June 9, 2005, in connection with the proposed merger of OshKosh B’Gosh, Inc. (“OshKosh”) with a subsidiary of The William Carter Company, a wholly-owned subsidiary of Carter’s, Inc., OshKosh mailed a Notice of Special Meeting of Stockholders and a Disclosure Statement to the holders of its class A and B common stock as required under Delaware law.

The Disclosure Statement includes, among other things, a summary description of the merger and the merger agreement, the anticipated financing for the merger, the reasons the Company’s board of directors believes the merger is fair to and in the best interests of its stockholders, a voting agreement executed by certain of the Company’s executive officers, directors and class B common stockholders relating to the merger, and a summary of a complaint that has been filed against OshKosh and its directors relating to the merger. The Company does not believe that the complaint is meritorious and intends to vigorously contest it. The conditions to the merger include, among others, expiration or early termination of the waiting period under the federal antitrust laws, the absence of a court order or other government order or restriction on consummating the merger, the accuracy of each party’s representations and warranties, the consummation of the anticipated financing and a limitation regarding the number of shares for which appraisal rights have been asserted and perfected.

A copy of the Notice of Special Meeting of Stockholders and the accompanying Disclosure Statement is furnished hereunder as Exhibit 99.1.

Forward-Looking Statements

     This Current Report and the exhibit furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the proposed merger and the other transactions contemplated by the Disclosure Statement and related Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about Oshkosh B’Gosh and risks related to Oshkosh B’Gosh’s business are detailed in OshKosh B’Gosh ‘s most recent annual report on Form 10-K for the fiscal year ended January 1, 2005, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. Oshkosh B’Gosh does not undertake an obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1	Notice of Special Meeting of Stockholders and accompanying Disclosure Statement (furnished pursuant to Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OshKosh B’Gosh, Inc.
Date: June 10, 2005	By:	/S/ MICHAEL L. HEIDER
Michael L. Heider
Vice President Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Notice of Special Meeting of Stockholders and accompanying Disclosure Statement